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                                                                   EXHIBIT 10.51

                        CONFIRMATION OF AND AMENDMENT TO
                         MASTER GUARANTY OF PERFORMANCE

       THIS CONFIRMATION OF AND AMENDMENT TO MASTER GUARANTY OF PERFORMANCE (this "Agreement") is made this 29th day of July 1999, by SUNRISE ASSISTED LIVING, INC., a Delaware corporation ("Guarantor") in favor of BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor by merger to NationsBank, N.A., as the administrative agent ("Administrative Agent") for itself and for certain additional lenders (collectively with the Administrative Agent, the "Lenders") who are or shall be from time to time participating as lenders in a bank group pursuant to a Second Amended and Restated Agency Agreement of even dated herewith (as amended, extended or substituted from time to time, the "Agency Agreement").

                                    RECITALS

       A. In connection with a credit facility (the " Existing Credit Facility") provided by Lenders to Sunrise East Assisted Living Limited Partnership, a Virginia limited partnership ("SEAL") in the amount of $250,000,000, as evidenced by the Amended, Restated, Consolidated and Increased Master Promissory Note made December 23, 1997 by SEAL to Administrative Agent (as amended, restated or substituted from time to time, the "Original Note"), as governed by the Amended and Restated Financing and Security Agreement dated December 23, 1997 between SEAL and Administrative Agent (as amended, restated or substituted from time to time, the "Existing Financing Agreement"), and as further governed by the Amended and Restated Master Construction Loan Agreement dated December 23, 1997 between SEAL and Administrative Agent (as amended, restated or substituted from time to time, the "Construction Agreement"), the Guarantor provided the Administrative Agent, among other documents, with a Master Guaranty of Performance dated December 23, 1997 (as amended, restated or substituted from time to time, the "Performance Guaranty") to secure the construction of certain Eligible Properties.

       B. As of December 30, 1998 Sunrise SEAL, L.L.C., a Virginia limited liability company ("Sunrise SEAL") was added as a borrower under the Credit Facility pursuant to amendments to the Original Note, the Existing Financing Agreement and the Construction Agreement.

       C. Certain Eligible Projects owned by Sunrise Riverside Assisted Living, L.P., Sunrise Huntcliff Assisted Living Limited Partnership, Sunrise Sterling Canyon Assisted Living Limited Partnership, Sunrise Paramus Assisted Living Limited Partnership, Sunrise Fairfield Assisted Living, L.P., Sunrise Bellevue Assisted Living Limited Partnership, Sunrise Oakland Assisted Living Limited Partnership, Sunrise Walnut Creek Assisted Living Limited Partnership, and Sunrise Decatur Assisted Living Limited Partnership (collectively, the "SEAL Affiliates") have been added to the Borrowing Base, and the SEAL Affiliates have guaranteed the Credit Facility but have not been added as borrowers under the Credit Facility.


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       D. The Lenders have agreed to increase the Credit Facility Committed
Amount to $400,000,000 which increase shall be evidenced by a Second Amended, Restated and Increased Master Note ("Note") of even date herewith which amends, restates and replaces the Original Note. In connection with such increase and other modifications to the Credit Facility, the Existing Financing Agreement and the Construction Agreement are being amended, restated and consolidated pursuant to the Second Amended and Restated Financing and Security Agreement of even date herewith (as amended, extended or substituted from time to time, the "Financing Agreement").

       E. In connection with the increase to the Credit Facility Committed Amount, (i) the SEAL Affiliates, and (ii) every other entity beneficially owned, in whole or in part, directly or indirectly, by Sunrise Assisted Living, Inc. which hereafter grants a lien on an Eligible Project and related Collateral as collateral for the Credit Facility and enters into a Joinder Agreement pursuant to the Note (collectively, the "Additional SEAL Affiliates") are to be added as borrowers under the Credit Facility.

       F. The term "Borrowers" shall mean, collectively, SEAL, Sunrise SEAL, the SEAL Affiliates and the Additional SEAL Affiliates.

       G. Any capitalized term not otherwise defined in this Agreement shall have the meaning provided for such term in the Financing Agreement.

       NOW, THEREFORE, in consideration of and as a material inducement to, the Lenders to modify the terms of the Credit Facility and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, the Guarantor hereby agrees as follows:

       1. The Recitals are hereby incorporated by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning provided for such terms in the Financing Agreement.

       2. The Guarantor hereby acknowledges, approves, ratifies and confirms that the Performance Guaranty will continue to apply to the Credit Facility, and agrees that the Administrative Agent's action in requiring the Guarantor's express consent to the modification and increase of the Credit Facility shall not constitute a waiver of the Administrative Agent's or Lenders' right pursuant to the terms of the Performance Guaranty or any of the other Financing Documents to renew, extend, increase the principal amount or otherwise modify the Credit Facility or the Financing Documents without the Guarantor's prior consent and without affecting the Guarantor's liability therefore.

       3. The Guarantor acknowledges and agrees that:

          (a) The Administrative Agent and Lenders have acted in good faith and have conducted themselves in a commercially reasonably manner in their relationship with the


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Borrowers and the Guarantor in connection with the Performance Guaranty and in connection with the Financing Documents and the Guarantor hereby waives and releases any claims to the contrary.

          (b) The Performance Guaranty is valid and binding, and is an enforceable obligation of the Guarantor, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity.

       4. The Guarantor hereby releases, acquits, and forever discharges the Administrative Agent and Lenders, their officers, employees and agents from any and all claims that the Administrative Agent or Lenders are in any way responsible for the current condition or deterioration of the Borrowers' business operations and/or financial condition, and from any and all claims that the Administrative Agent or Lenders breached any agreement to loan money to the Borrowers to fund any of the Borrowers' operations at any times. The Guarantor further agrees that from and after the date hereof, it will not assert in any legal proceedings that any deterioration of the business operations or financial condition of the Borrowers as of the date of this Agreement was caused by any breach or wrongful act of the Administrative Agent or Lenders. Without limiting the generality of the following, the Guarantor acknowledges that it is personally benefiting from the extension of the Credit Facility and hereby waives any claim that the Administrative Agent or Lenders violated the Equal Credit Opportunity Act (15 U.S.C. Section 1691 et seq.) in connection with the Credit Facility, the Note or any other obligation or security for any obligation which is the subject thereof. The Guarantor represents and warrants that it has no claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature (collectively, "Claims") which it can assert against the Administrative Agent or Lenders in connection with the making, closing, administration, collection, and/or enforcement by the Administrative Agent or Lenders of the Performance Guaranty or any of the Financing Documents. IN THE EVENT THAT THE GUARANTOR HAS ANY CLAIMS WHICH IT NOW OR HEREAFTER MAY ASSERT AGAINST THE ADMINISTRATIVE AGENT OR LENDERS IN CONNECTION WITH THE MAKING, CLOSING, ADMINISTRATION, COLLECTION AND/OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR THE LENDERS OF THE PERFORMANCE GUARANTY OR ANY OF THE FINANCING DOCUMENTS AT OR PRIOR TO THE DATE HEREOF, THEN BY EXECUTING THIS AGREEMENT, THE GUARANTOR FOREVER IRREVOCABLY WAIVES AND RELINQUISHES SUCH CLAIMS.

       5. THE GUARANTOR REPRESENTS AND WARRANTS THAT IT IS REPRESENTED BY COUNSEL OF ITS CHOICE WHO HAVE REVIEWED THIS AGREEMENT AND ADVISED GUARANTOR OF ITS CONTENTS AND MEANING. THE GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT IS SIGNING THIS AGREEMENT VOLUNTARILY AND WITH FULL UNDERSTANDING OF ITS CONTENTS AND MEANING.

       6. This Agreement shall not constitute a novation with regard to any obligations arising under the Credit Facility or the Performance Guaranty.

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       7. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


       IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed as an instrument under seal effective as of the day and year first written above.

WITNESS:                        SUNRISE ASSISTED LIVING, INC.

------------------------        By: /s/ David W. Faeder              (SEAL)
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                                        David W. Faeder
                                        President

-----------------------         By: /s/ Thomas B. Newell              (SEAL)
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                                        Thomas B. Newell
                                        Executive Vice President


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